Exhibit 21
Subsidiaries of HP Inc.

The registrant’s subsidiaries and affiliates as of October 31, 2021 are included in the list below.

Name	Jurisdiction
Hewlett-Packard Angola, Lda.	Angola
HP Inc Argentina S.R.L.	Argentina
HP PPS Australia Pty Ltd	Australia
Tower Software Engineering Pty Ltd	Australia
HP Austria GmbH	Austria
Hewlett-Packard Industrial Printing Solutions Europe BV	Belgium
HP Belgium BV	Belgium
HP Onyx Holding L.P.	Bermuda
HP Brasil Indústria e Comércio de Equipamentos Eletrônicos Ltda	Brazil
HP Brasil Indústria e Comércio de Equipamentos Eletrônicos Ltda. - Branch 01 (Tamboré)	Brazil
HP Brasil Indústria e Comércio de Equipamentos Eletrônicos Ltda. - Branch 2 (Sorocaba)	Brazil
HP Brasil Indústria e Comércio de Equipamentos Eletrônicos Ltda. - Branch 3 (Porto Alegre)	Brazil
Simpress Comércio, Locação e Serviços Ltda	Brazil
AOME Holdings Ltd.	British Virgin Islands
HP Inc Bulgaria EOOD	Bulgaria
HP Canada Co. HP Canada Cie	Canada
HP Canada Licensing L.P.	Canada
Teradici Corporation	Canada
Compaq Cayman Holdings Company	Cayman Islands
Compaq Cayman Holdings General Partnership II	Cayman Islands
Hewlett-Packard West Indies Limited	Cayman Islands
HP Inc Chile Comercial Limitada	Chile
China HP Co., Ltd Hangzhou Branch	China
China HP Co., Ltd.	China
China HP Co., Ltd. Chengdu Branch	China
China HP Co., Ltd. Guangzhou Branch	China
China HP Co., Ltd. Nanjing Branch	China
China HP Co., Ltd. Shanghai Branch	China
China HP Co., Ltd., Jiangan Branch	China
HP (Chongqing) Co., Ltd	China
HP (Chongqing) Manufacturing, Export, Procurement and Settlement Co., Ltd	China
HP Information Technology R&D (Shanghai) Co., Ltd	China
HP Printing (Shandong) Co., Ltd.	China
HP Technology (Shanghai) Co., Ltd	China
HP Trading (Shanghai) Co. Ltd.	China
HP Trading (Shanghai) Co., Ltd. Dalian Branch	China
HP Trading (Shanghai) Co., Ltd. Zhangjiang Branch	China
HP Trading Kunshan Co., Ltd.	China
HP Colombia SAS	Colombia
HP Inc Costa Rica Limitada	Costa Rica
HP PPS Costa Rica Limitada	Costa Rica
HP Computing and Printing d.o.o. (Zagreb)	Croatia

Name	Jurisdiction
HP Inc Czech Republic s.r.o.	Czech Republic
HP Inc Danmark ApS	Denmark
Apogee Corporation Limited	England & Wales
Apogee Europe Limited	England & Wales
Apogee Group Limited	England & Wales
Apogee Rentals Limited	England & Wales
Balreed Digitec (Group) Limited	England & Wales
Balreed Digitec (North) Limited	England & Wales
Balreed Digitec (SE) Limited	England & Wales
Balreed Digitec (UK) Limited	England & Wales
Bromium UK Limited	England & Wales
City Docs Limited	England & Wales
City Docs Solutions Limited	England & Wales
Digipro Limited	England & Wales
F. Smith & Co (Office Equipment) Limited	England & Wales
HP Inc UK Limited	England & Wales
HP UK Development Limited	England & Wales
Manzana Bidco Limited	England & Wales
Manzana Holdings Limited	England & Wales
Office Perfection Limited	England & Wales
OneFlow Systems Limited	England & Wales
Perigee Holdco UK Limited	England & Wales
Perigee Midco UK Limited	England & Wales
Printware Limited	England & Wales
Teradici (UK) Limited	England & Wales
The Danwood Group Limited	England & Wales
Xact Document Solutions Limited	England & Wales
Xera-Logic Group Limited	England & Wales
HP Finland Oy	Finland
Apogee France Holdings SAS	France
Apogee France SAS	France
HP France Holding SAS	France
HP France SAS	France
Apogee Germany Holding UG	Germany
BAS - Bürosysteme GmbH	Germany
GNA Biosolutions GmbH	Germany
HP Deutschland GmbH	Germany
HP Deutschland Holding GmbH	Germany
Kopiervertrieb Rhein-Ruhr GmbH	Germany
HP Printing and Personal Systems Hellas EPE	Greece
HP Inc AP Hong Kong Limited	Hong Kong
HP Inc Hong Kong Limited	Hong Kong
HP Inc Magyarország Kft.	Hungary
HP Computing and Printing Systems India Private Limited	India
HP India Sales Private Limited	India
HP PPS India Operations Private Limited	India

Name	Jurisdiction
HP PPS Services India Private Limited	India
PT Hewlett-Packard Indonesia	Indonesia
Apogee Corporation (Ireland) Limited	Ireland
Hewlett-Packard Ireland (Holdings) Ltd.	Ireland
Hewlett-Packard Ireland 1, Limited	Ireland
HP Print Services Ireland Limited	Ireland
HP Production Company Limited	Ireland
HP Technology Ireland Limited	Ireland
HP Indigo Ltd	Israel
HP Israel Ltd	Israel
HP Scitex Ltd	Israel
HP Technology Israel Ltd	Israel
HP Italy S.r.l.	Italy
Hewlett-Packard G.K.	Japan
HP Japan Inc.	Japan
Nihon HP Nin-I Kumiai	Japan
Albacore Holdings Jersey Ltd	Jersey
Apogee Corporation (Jersey) Limited	Jersey
HP Global Trading B.V., Kazakhstan Branch	Kazakhstan
HP Korea Inc.	Korea (the Republic of)
HP Printing Korea Co., Ltd.	Korea (the Republic of)
Hewlett-Packard MENA FZ-LLC Libya Branch	Libya
HP Luxembourg S.C.A.	Luxembourg
HP Malaysia Manufacturing Sdn. Bhd.	Malaysia
HP PPS Malaysia Sdn. Bhd.	Malaysia
HP PPS Sales Sdn. Bhd.	Malaysia
Computing and Printing Global Services Mexico, S. de R.L. de C.V.	Mexico
Computing and Printing Mexico, S. de R.L. de C.V.	Mexico
HP PPS Maroc	Morocco
Alpha Holding One B.V.	Netherlands
Alpha Holding Two B.V.	Netherlands
Anatolus Holding B.V.	Netherlands
Arnon Holding B.V.	Netherlands
Bamberga Holding B.V.	Netherlands
Eunomia Holding B.V.	Netherlands
Flame Holding B.V.	Netherlands
Hewlett-Packard (Japan NK) Holdings C.V.	Netherlands
Hewlett-Packard Copenhagen B.V.	Netherlands
Hewlett-Packard Global Holdings B.V.	Netherlands
Hewlett-Packard Global Investments B.V.	Netherlands
Hewlett-Packard Japan Holding B.V.	Netherlands
Hewlett-Packard Lisbon B.V.	Netherlands
Hewlett-Packard Mercator B.V.	Netherlands
Hewlett-Packard Sunnyvale B.V.	Netherlands
HP China Holding B.V.	Netherlands
HP Europe B.V.	Netherlands

Name	Jurisdiction
HP Global Trading B.V.	Netherlands
HP Indigo B.V.	Netherlands
HP International Trading B.V.	Netherlands
HP Nederland B.V.	Netherlands
Iseo Holding B.V.	Netherlands
Kale Holding B.V.	Netherlands
Lyra Holding B.V.	Netherlands
Perseus Holding B.V.	Netherlands
Regor Holding B.V.	Netherlands
HP New Zealand	New Zealand
HP Computing and Printing Nigeria Ltd	Nigeria
HP Norge AS	Norway
HP Pakistan (Private) Limited	Pakistan
HP Panama Sales and Distribution, S. de R.L.	Panama
HP Inc Peru S.R.L.	Peru
HP PPS Philippines Inc.	Philippines
HP Inc Polska sp. z o.o.	Poland
HPCP – Computing and Printing Portugal, Unipessoal, Lda.	Portugal
HP International Trading B.V. (Puerto Rico Branch) LLC	Puerto Rico
HP Puerto Rico LLC	Puerto Rico
Kale Holding B.V. (Puerto Rico Branch) LLC	Puerto Rico
Hewlett-Packard KSA Ltd., Qatar Branch	Qatar
HP Inc Romania SRL	Romania
Hewlett-Packard A.O.	Russian Federation
Limited Liability Company HP Inc	Russian Federation
OOO "Hewlett-Packard RUS"	Russian Federation
HP KSA Ltd.	Saudi Arabia
HP Computing and Printing d.o.o. (Beograd)	Serbia
HP International Pte. Ltd.	Singapore
HP PPS Asia Pacific Pte. Ltd.	Singapore
HP PPS Singapore (Sales) Pte. Ltd.	Singapore
HP R&D Singapore Pte. Ltd.	Singapore
HP Singapore (Private) Limited	Singapore
HP Inc Slovakia, s.r.o.	Slovakia
HP South Africa Proprietary Limited	South Africa
HP South Africa Trust	South Africa
HP Health Solutions Spain, Sociedad Limitada	Spain
HP Printing and Computing Solutions, S.L.U.	Spain
HP Solutions Creation and Development Services S.L.U.	Spain
HP PPS Sverige AB	Sweden
HP Europe BV, Amsterdam, Meyrin Branch	Switzerland
HP International Sàrl	Switzerland
HP Schweiz GmbH	Switzerland
HP International Pte. Ltd., Taiwan Branch	Taiwan
HP Taiwan Information Technology Ltd.	Taiwan
HP Inc (Thailand) Ltd.	Thailand

Name	Jurisdiction
HP Inc Tunisie SARL	Tunisia
HP Bilgisayar ve Baski Teknolojileri Limited Şirketi	Turkey
HP Computing and Printing Middle East FZ-LLC	United Arab Emirates
HP Europe B.V. - Abu Dhabi Branch	United Arab Emirates
HP Europe B.V. Regional Dubai Branch	United Arab Emirates
HP Inc Gulf	United Arab Emirates
Compaq Information Technologies, LLC	United States
Hewlett-Packard Company Archives LLC (50% owned)	United States
Hewlett-Packard Development Company, L.P.	United States
Hewlett-Packard Enterprises, LLC	United States
Hewlett-Packard World Trade, LLC	United States
HP Health Solutions Inc.	United States
HP Hewlett Packard Group LLC (50% owned)	United States
HP Jade Holding LLC	United States
HP Licensing Holding LLC	United States
HP R&D Holding LLC	United States
HP Technology Holdings LLC	United States
HP US Digital LLC	United States
HP USA Manufacturing LLC	United States
HPI Bermuda Holdings LLC	United States
HPI Brazil Holdings LLC	United States
HPI Federal LLC	United States
HPI J1 Holdings LLC	United States
HPI Luxembourg LLC	United States
HPQ Holdings, LLC	United States
Indigo America, Inc.	United States
PrinterOn America Corporation	United States
Tall Tree Insurance Company	United States
Teradici Inc.	United States
HP Technology Vietnam Company Ltd	Vietnam
HP Technology Vietnam Company Ltd (Hanoi Branch)	Vietnam